THE WALL STREET FUND, INC.
                     Supplement dated September 14, 2000 to
                          Prospectus dated May 1, 2000




WAIVERS FOR CERTAIN INVESTORS as listed on page 7 of the Prospectus is revised to add the following bullet points:

- Investors may purchase shares of the Fund at net asset value to the extent that this investment represents the proceeds from the redemption, within the previous sixty days, of shares or interests (the purchase price of which shares included a sales charge) of another mutual fund or a commodity pool. When making a purchase at net asset value pursuant to this provision, the investor should forward to the Fund's transfer agent either
      (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund (i.e. The Wall Street Fund, Inc.), or
      (ii) a copy of the confirmation from the other fund, showing the redemption transaction.

- Former shareholders of the Fund may purchase shares of the Fund at net asset value up to a dollar amount not exceeding their prior investment in the Fund. When making a purchase at net asset value pursuant to this provision, the former shareholder should forward to the Fund's transfer agent a copy of an account statement showing the prior investment in the Fund.




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                           THE WALL STREET FUND, INC.
                     Supplement dated September 14, 2000 to
                          Prospectus dated May 1, 2000




The following provision should appear immediately after WAIVERS FOR CERTAIN INVESTORS on page 7 of the Prospectus:

PURCHASES THROUGH PROCESSING INTERMEDIARIES

Investors may purchase shares of the Fund at net asset value through programs or services offered or administered by broker-dealers, financial institutions or other service providers ("Processing Intermediaries") that have entered into agreements with the Fund. Such Processing Intermediaries may become shareholders of record and may use procedures and impose restrictions in addition to or different from those applicable to investors who invest directly in the Fund or by placing orders with selected dealers. Certain services of the Fund may not be available or may be modified in connection with the programs provided by Processing Intermediaries. The Fund may only accept requests to purchase additional shares for an account in which the Processing Intermediary is the shareholder of record from the Processing Intermediary. Processing Intermediaries may charge fees or assess other charges for the services they provide to their customers. Any such fee or charge paid directly by shareholders is retained by the Processing Intermediary and is not remitted to the Fund, the Distributor or the investment adviser. Additionally, the investment adviser, the Distributor and/or the Fund may pay fees to Processing Intermediaries to compensate them for the services they provide. Program materials provided by the Processing Intermediary should be read in conjunction with the Prospectus before investing in this manner. Shares of the Fund may be purchased through Processing Intermediaries without regard to the Fund's minimum purchase requirement.

The Fund may authorize one or more Processing Intermediaries (and other Processing Intermediaries properly designated thereby) to accept purchase orders on the Fund's behalf. In such event, the Fund will be deemed to have received a purchase order when the Processing Intermediary accepts the customer order, and the order will be priced at the Fund's net asset value next computed after it is accepted by the Processing Intermediary.